UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 28, 2008

Tyson Foods, Inc.

(Exact name of Registrant as specified in its charter)

Delaware

(State of incorporation or organization)

001-14704

(Commission File Number)

71-0225165

(IRS Employer Identification No.)

2210 West Oaklawn Drive, Springdale, AR 72762-6999

(479) 290-4000

(Address, including zip code, and telephone number, including area code, of

Registrant’s principal executive offices)

Not applicable

(Former name, former address and former fiscal year, if applicable)

___________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On April 28, 2008, Tyson Foods, Inc. issued a press release announcing its unaudited results of operations for its second quarter and six months ended March 29, 2008. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

Limitation on Incorporation by Reference

In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Items 2.02 and 9.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibit
Exhibit Number	Description
99.1	Press Release, dated April 28, 2008, announcing the unaudited results of operations of Tyson Foods, Inc. for its second quarter and six months ended March 29, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: April 28, 2008	By:	/s/ Wade Miquelon

	Name:	Wade Miquelon
	Title:	Executive Vice President and
Chief Financial Officer

Tyson Foods, Inc.

Current Report On Form 8-K

Dated April 28, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated April 28, 2008, announcing the unaudited results of operations of Tyson Foods, Inc. for its second quarter and six months ended March 29, 2008.